Exhibit 10.1

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS THIRTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of December 7, 2022, is entered into by and among BURGERFI INTERNATIONAL, INC., a Delaware corporation (“Parent”), PLASTIC TRIPOD, INC., a Delaware corporation (together with Parent, each a “Borrower” and collectively, the “Borrowers”), the other Subsidiaries of Parent party hereto (each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, and REGIONS BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders from time to time party thereto, the Administrative Agent, the Collateral Agent, the Swingline Lender, and the Issuing Bank are parties to that certain Credit Agreement dated as of December 15, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of March 31, 2017, that certain Second Amendment to Credit Agreement dated as of March 9, 2018, that certain Third Amendment to Credit Agreement dated as of March 29, 2019, that certain Fourth Amendment and Waiver dated as of October 30 2019, that certain Forbearance Agreement and Fifth Amendment to Credit Agreement dated as of March 25, 2020, that certain Sixth Amendment to Credit Agreement dated as of March 30, 2020, that certain Seventh Amendment to Credit Agreement dated as of May 15, 2020, that certain Eighth Amendment to Credit Agreement dated as of May 19, 2020, that certain Ninth Amendment to Credit Agreement and Waiver dated as of April 1, 2021, that certain Tenth Amendment to Credit Agreement and Joinder dated as of November 3, 2021, that certain Eleventh Amendment to Credit Agreement dated as of November 23, 2021, and that certain Twelfth Amendment to Credit Agreement dated as of March 9, 2022, and as further amended, modified, extended, restated, replaced, or supplemented in writing from time to time, the “Credit Agreement”).

WHEREAS, the Credit Parties have requested that the Required Lenders agree to make certain amendments to the Credit Agreement.

WHEREAS, the Required Lenders have agreed to do so, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as in effect immediately after giving effect to the transactions contemplated hereby). The rules of interpretation set forth in Section 1.3(a) of the Credit Agreement are applicable to this Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning set forth in the preamble.

“Agreement” has the meaning set forth in the preamble.

“Arrangement Fee Letter” means that certain letter agreement dated as of December 7, 2022, executed by Regions Bank and acknowledged and agreed to by the Borrowers.

“Borrower” and “Borrowers” have the meanings set forth in the preamble.

“Credit Agreement” has the meaning set forth in the Recitals.

“Effective Date” has the meaning set forth in Section 5 hereto.

“Guarantor” and “Guarantors” have the meanings set forth in the preamble.

“Lender Party” has the meaning set forth in Section 7 hereto.

“Parent” has the meaning set forth in the preamble.

“Thirteenth Amendment Fee” has the meaning set forth in Section 4 hereto.

“Thirteenth Amendment Fee 2023 Date Portion” has the meaning set forth in Section 4 hereto.

“Thirteenth Amendment Fee Effective Date Portion” has the meaning set forth in Section 4 hereto.

“Twelfth Amendment Fee” means the “Amendment Fee” as defined in that certain Twelfth Amendment to Credit Agreement dated as of March 9, 2022, by and among the Borrowers, the Guarantors party thereto, the Lenders and the Administrative Agent dated as of the Twelfth Amendment Effective Date.

2.    Estoppels, Consents, Acknowledgements, and Reaffirmations from the Credit Parties.

(a)    Estoppel (Loans Other Than Delayed Draw Term Loan). Each Credit Party hereby acknowledges and agrees that, as of the close of business on December 5, 2022, (i) the Outstanding Amount of the Revolving Loans was $2,500,000.00, (ii) the Outstanding Amount of the Term Loan was $55,320,929.85, (iii) the Outstanding Amount of the Swingline Loans was $0.00, (iv) the Outstanding Amount of the Letter of Credit Obligations was $0.00, and (v) the accrued and unpaid portion of the Twelfth Amendment Fee was $154,403.57, each of which constitutes a valid and subsisting obligation, as a borrower or a guarantor, as applicable, of each Credit Party, jointly and severally, owed to the Lenders (other than the Delayed Draw Term Loan Lenders) that is not subject to any credits, offsets, defenses, claims, counterclaims, or adjustments of any kind.

(b)    Estoppel (Delayed Draw Term Loan). Each Credit Party hereby acknowledges and agrees that, as of the close of business on December 5, 2022, the Outstanding Amount of the Delayed Draw Term Loan was $10,000,000.00, which constitutes a valid and subsisting obligation, as a borrower or a guarantor, as applicable, of each Credit Party, jointly and severally, owed to the Delayed Draw Term Loan Lenders that is not subject to any credits, offsets, defenses, claims, counterclaims, or adjustments of any kind.

(c)    Consents, Acknowledgements, and Reaffirmations. Each Credit Party hereby: (i) acknowledges and consents to this Agreement and the terms and provisions hereof; (ii) reaffirms the covenants and agreements contained in each Credit Document to which such Person is party, including, in each case, as such covenants and agreements may be modified by this Agreement and the transactions contemplated hereby; (iii) reaffirms that each of the Liens created and granted in or pursuant to the Credit Documents in favor of the Collateral Agent for the benefit of the holders of the Obligations is valid and subsisting, and acknowledges and agrees that this Agreement shall in no manner impair or otherwise adversely affect such Liens; and (iv) confirms that each Credit Document to which such Person is a party is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that upon the effectiveness of this Agreement, all references in such Credit Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import shall mean the Credit Agreement and the other Credit Documents, as the case may be, as in effect and as modified by this Agreement.

3.    Amended Credit Agreement. As of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)    The definition of “Applicable Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Applicable Rate” means: (a) with respect to the Loans (other than the Delayed Draw Term Loans) and the Letter of Credit Fees, (i) from the Tenth Amendment Effective Date through December 31, 2022, 4.75% per annum; (ii) from January 1, 2023 through June 15, 2023, 5.75% per annum; (iii) from June 16, 2023 through December 31, 2023, 6.75% per annum; (iv) from January 1, 2024 through June 15, 2024, 7.25% per annum; and (v) from and after June 16, 2024, 7.75% per annum; and (b) with respect to the Commitment Fee, 0.375% per annum.

(b)    The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Consolidated EBITDA” means, for any period, for Parent and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following, without duplication, to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period; (b) the provision for federal, state, local and foreign income taxes payable by Parent and its Subsidiaries for such period; (c) depreciation and amortization expense for such period; (d) pre-opening costs related to new restaurant location openings for such period in aggregate amount not to exceed $350,000 on average with respect to each new restaurant location for such period; (e) [reserved]; (f) non-cash deferred rent expense in such period; (g) non-cash stock-based compensation expense in such period; (h) extraordinary, non-recurring, unusual and exceptional losses, charges and expenses (or minus extraordinary, non-recurring, unusual and exceptional income items) reducing (or in the case of extraordinary, non-recurring, unusual and exceptional income, increasing) such Consolidated Net Income in an aggregate amount not to exceed $500,000 for any four (4) Fiscal Quarter period; (i) [reserved]; (j) losses, charges and expenses relating to personnel relocation, signing, retention and completion bonuses, restructuring, redundancy, severance, termination, settlement or judgment, in an aggregate amount not to exceed $350,000 for any four (4) Fiscal Quarter period; (k) losses, charges and expenses (or minus gains or income) relating to consolidation or closing of restaurants or attributable to disposed or discontinued operations in an aggregate amount not to exceed (i) $1,000,000 for any four (4) Fiscal Quarter period, or (ii) $600,000 for any restaurant individually; (l) additional losses, fees, charges, and expenses (or minus gains or income) relating to the consolidation or closing of restaurants (or attributable to disposed or discontinued operations) or lease cancellation costs previously identified in writing to the Administrative Agent, and litigation settlement costs related to matters previously identified in writing to the Administrative Agent, in the aggregate amount for such restaurants, cancelled leases and litigation matters not to exceed $2,700,000 incurred during the four (4) Fiscal Quarter period ending on June 30, 2023; (m) any other non-cash losses, charges and expenses, including any write offs or write downs, reducing Consolidated Net Income for such period, excluding any such loss, charge or expense that represents an accrual or reserve for a cash expenditure for a future period; (n) [reserved]; (o) [reserved]; (p) with respect to any restaurant that is closed for renovations during such period, an amount equal to the restaurant-level EBITDA that such restaurant would have earned during the closure calculated by multiplying (x) the average daily restaurant-level EBITDA that such restaurant earned in the twelve (12) month period preceding the closure by (y) the number of days of the closure, in an aggregate amount not to exceed $60,000 for any restaurant; (q) [reserved]; (r) [reserved]; (s) [reserved]; (t) [reserved]; (u) [reserved], (v) any cash payments made in such period related to rent expense or rent payments that were deferred from a prior period in an aggregate amount not to exceed $900,000 for the most recently ended four (4) Fiscal Quarter period; (w) the reasonable and documented fees and out-of-pocket expenses paid in cash in connection with the consummation of the Tenth Amendment and the ACFP Acquisition in an aggregate amount not to exceed $5,000,000; (x) the reasonable and documented non-recurring legal fees and expenses and other reasonable and documented fees and out-of-pocket expenses in connection with any consummated, anticipated, unsuccessful or attempted acquisition undertaken by Parent and its Subsidiaries (other than the ACFP Acquisition), in each case paid in cash during the Fiscal Year ending on or about December 31, 2021, (y) commencing with the Fiscal Year ended on or about January 2, 2023, (i) reasonable and documented non-recurring legal fees and expenses paid in cash and (ii) reasonable and documented fees and out-of-pocket costs paid in cash in connection with any consummated, anticipated, unsuccessful or attempted Permitted Acquisition and any related transaction permitted under this Agreement, in an aggregate amount for this clause (y) not to exceed $1,500,000 for each Fiscal Year, and (z) with respect to the unsuccessful Permitted Acquisition entitled Project “Guacamole” for the four (4) Fiscal Quarter period ending on or prior to the Fiscal Quarter ending on or about March 31, 2023 reasonable and documented non-recurring fees, costs and expenses paid in cash in connection therewith, in an aggregate amount for this clause (z) not to exceed $1,000,000, and (aa) reasonable and documented non-recurring fees, costs and expenses incurred in connection with the Twelfth Amendment and Thirteenth Amendment (including, without limitation, legal fees, Financial Advisor fees, valuation report fees, arrangement fees, amendment fees and other consent fees) and minus any non-cash gains increasing Consolidated Net Income for such period resulting from changes in their value of warrant liability.

(c)    The definition of “Consolidated Excess Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Consolidated Excess Cash Flow” means, for any period, for Parent and its Subsidiaries, an amount equal to the sum, without duplication, of (a) Consolidated EBITDA, minus (b) Consolidated Capital Expenditures paid in cash during such period, minus (c) the cash portion of Consolidated Interest Charges during such period and any cash payments made in respect to any Incremental Deferred Interest, minus (d) Consolidated Taxes paid in cash during such period, minus (e) Consolidated Scheduled Funded Debt Payments paid in cash during such period, minus (f) to the extent added back to arrive at Consolidated EBITDA for such period, the amount of losses or expenses in clauses (h), (j), (k), (w), (x) and (y) of the definition of “Consolidated EBITDA”, minus (g) Restricted Payments made in cash to Persons other than a Credit Party pursuant to Section 8.4 (c) and (f) during such period, minus (h) the aggregate consideration paid in cash related to Permitted Acquisitions (in each case, other than to the extent financed with the proceeds of Indebtedness) during such period, minus (i) permanent repayments of Indebtedness permitted hereunder (other than (A) mandatory prepayments of Loans under Section 2.11(c) and (B) voluntary prepayments of the Loans under Section 2.11(a)) made in cash by a Borrower and its Subsidiaries during such period, but only to the extent that the Indebtedness so prepaid by its terms cannot be reborrowed or redrawn and such prepayments do not occur in connection with any refinancing of all or any portion of such Indebtedness, minus (j) pre-opening costs related to new restaurant location openings for such period in an aggregate amount not to exceed $350,000 on average with respect to each new restaurant location for such period, in each case on a consolidated basis determined in accordance with GAAP.

(d)    The definition of “Consolidated Interest Charges” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Consolidated Interest Charges” means, for any period, for Parent and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) all interest (excluding, in any event, payments made in respect of any Incremental Deferred Interest), premium payments, debt discount, fees, charges and related expenses in connection with borrowed money or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) the portion of rent expense with respect to such period under Capital Leases that is treated as interest in accordance with GAAP, plus (c) the implied interest component of Synthetic Leases with respect to such period.

(e)    The definition of “Consolidated Rental Payments” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Consolidated Rental Payments” means, for any period, for Parent and its Subsidiaries on a consolidated basis, the aggregate amount of third party rental payments paid in cash with respect to real property leases (excluding, in any event, rental payments attributable to leases that have been cancelled) relating to any restaurant during such period net of (a) any cash payments received from subtenants and (b) any cash payments made in such period related to rent expense or rent payments that were deferred from a prior period in an aggregate amount not to exceed $900,000 for the most recently ended four (4) Fiscal Quarter period.

(f)    The definition of “Fiscal Year” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Fiscal Year” means the fifty-two (52) or fifty-three (53) week fiscal year of Parent and its Subsidiaries ending on the Monday nearest to December 31 of each calendar year.

(g)    The definition of “Incremental Margin Rate” means, with respect to the Loans (other than any Delayed Draw Term Loan), (i) 2.00% per annum from and after the Twelfth Amendment Effective Date through December 31, 2022, (ii) 1.00% per annum from and after January 1, 2023 through June 15, 2023, and (iii) 0% per annum thereafter.

(h)    The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Maturity Date” means (i) with respect to the Term Loan, September 30, 2025, (ii) with respect to the Delayed Draw Term Loan, September 30, 2025, (iii) with respect to the Revolving Loans, the earliest to occur of (a) September 30, 2025, (b) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.1(b), and (c) the date of the termination of the Revolving Commitments pursuant to Section 9.2.

(i)    The definition of “Thirteenth Amendment” is hereby added in Section 1.1 of the Credit Agreement to read as follows:

“Thirteenth Amendment” means, that certain Thirteenth Amendment to Credit Agreement dated as of December 7, 2022.

(j)    The definition of “Twelfth Amendment” is hereby added in Section 1.1 of the Credit Agreement to read as follows:

“Twelfth Amendment” means, that certain Twelfth Amendment to Credit Agreement dated as of March 9, 2022.

(k)    Section 1.3 of the Credit Agreement is hereby amended by adding a new clause (k) to read as follows:

(k)    Any reference to “calendar month”, “month” or any variation thereof in this Agreement or in any other Credit Document shall mean and be a reference to “fiscal month of any Fiscal Year”.

(l)    Section 2.7(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)    Each Loan shall bear additional interest on the unpaid principal amount thereof during the Incremental Accrual Period at the Incremental Margin Rate (such accrued additional interest, the “Incremental Deferred Interest”), which shall be payable in arrears upon the earlier of (i) the repayment of the Obligations in full in cash and (ii) December 31, 2023; provided that if no Event of Default has occurred and is continuing, then (A) the Incremental Deferred Interest shall be automatically deemed cancelled and waived upon repayment in full in cash of all Obligations (other than the Incremental Deferred Interest, the Delayed Draw Term Loans and any contingent obligations for which a claim has not been made) on or prior to December 31, 2022, and (B) fifty percent (50%) of the Incremental Deferred Interest shall be automatically deemed cancelled and waived upon repayment in full in cash of all Obligations (other than fifty percent (50%) of the Incremental Deferred Interest, the Delayed Draw Term Loans and any contingent obligations for which a claim has not been made) from and after January 1, 2023 and on or prior to March 31, 2023.

(m)    Section 7.1 of the Credit Agreement is hereby amended by adding a new clause (o) to read as follows:

(o)    Valuation Report for Parent and its Subsidiaries. The Credit Parties shall provide, by no later than March 31, 2023, to Administrative Agent a market valuation of

Parent and its Subsidiaries as of Fiscal Year ending on January 2, 2023 (the “Valuation”). The Valuation shall be conducted by a firm reasonably acceptable to the Required Lenders and the Credit Parties (the “Valuation Firm”). For the avoidance of doubt, Marcum LLP shall be deemed acceptable to the Required Lenders as the Valuation Firm. If the methodologies of the Valuations of Marcum LLP are not satisfactory to the Required Lenders in their reasonable discretion then the Credit Parties shall, no later than ten (10) Business Days after notice from the Administrative Agent, retain another Valuation Firm reasonably acceptable to the Required Lenders and the Credit Parties to conduct a new Valuation, which shall be delivered to the Administrative Agent no later than June 30, 2023.

(n)    Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.15     Financial Advisors.

(a)    The Credit Parties shall engage by no later than December 31, 2022, and at all times thereafter the Credit Parties shall continue to retain, an investment banking firm (the “Investment Banker”) reasonably acceptable to the Required Lenders and the Credit Parties. For the avoidance of doubt, Arlington Capital Advisors and the engagement letter dated as of October 19, 2022 shall be deemed acceptable to the Required Lenders as the Investment Banker. The scope of the Investment Banker’s engagement shall relate to a refinancing of the Obligations and otherwise be on terms reasonably acceptable to the Required Lenders and the Credit Parties.

(b)    If upon delivery of the financial statements referred to in Section 7.1(a) hereof the Consolidated Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter of Parent ending after January 2, 2023 was less than 1.15 to 1.00, the Credit Parties shall engage, no later than ten (10) Business Days after the date such financial statements are due pursuant to Section 7.1(a), a management consulting firm (the “Consulting Firm”; the Investment Banker and the Consulting Firm shall be referred to together as the “Financial Advisors” and each a “Financial Advisor”) reasonably acceptable to the Required Lenders and the Credit Parties; provided, however, if upon delivery of the financial statements to Administrative Agent referred to in and required by Section 7.1(a) hereof, (x) the Consolidated Fixed Charge Coverage Ratio as of the end of each of the two prior consecutive Fiscal Quarters of Parent was greater than 1.15 to 1.00, and (y) the Consolidated Senior Lease-Adjusted Leverage Ratio as of the end of each of the two prior consecutive Fiscal Quarters of Parent was less than the correlative amount set forth in Section 8.8(a) for such Fiscal Quarters by 0.25 basis points or more, then retention of the Consulting Firm shall not be required during the following Fiscal Quarter. To the extent applicable, the scope of the Consulting Firm’s engagement shall relate to the Credit Parties’ disposition of abandoned restaurants and leases, franchising stores, projections, and other matters as reasonably determined by the Required Lenders, and upon such terms, reasonably acceptable to the Required Lenders and the Credit Parties.

(c)    The Credit Parties shall be solely responsible for the fees and expenses incurred in connection with the engagement of each Financial Advisor. The Credit Parties shall not make any material change, limitation, or revision to the scope of engagement of the Investment Banker or, if applicable, to the scope of the Consulting Firm (collectively, the “Financial Advisor Scope”) without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld, conditioned, or delayed; provided that, notwithstanding the foregoing the Credit Parties may broaden the Financial Advisor Scope of either Financial Advisor without the consent of the Required Lenders. The Credit Parties shall be prohibited from terminating either Financial Advisor’s engagement without the prior written consent of the Required Lenders, which shall not be unreasonably withheld, conditioned, or delayed and shall not be required if such terminated Financial Advisor is replaced with another firm whose identity and scope of engagement are reasonably acceptable to the Required Lenders within fifteen (15) days of such termination. Each Financial Advisor shall report to the Chief Executive Officer of the Borrowers and work with management for the purpose of carrying out its respective Financial Advisor Scope. The Credit Parties shall cause the Financial Advisors to meet with the Administrative Agent and Required Lenders, not more frequently than quarterly, to report on matters within their respective Financial Advisor Scope.

(o)    A new section 7.16 is hereby added to the Credit Agreement, reading in its entirety as follows:

7.16    New Capital Infusion. The Borrowers shall have received at least $5,000,000 in net cash proceeds from either (i) a shelf registration and issuance of Equity Interests (not constituting Disqualified Equity Interests) by the Parent, by not later than January 2, 2023, or (ii) the Borrowers’ issuance of unsecured indebtedness fully subordinated to the Obligations, by not later than January 30, 2023, on such terms as are reasonably acceptable to the Required Lenders, including, without limitation, that such indebtedness shall not mature until at least two (2) years after the Maturity Date of the Obligations.

(p)    Section 8.8(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)    Consolidated Senior Lease-Adjusted Leverage Ratio. Beginning with the Fiscal Quarter closest to the calendar quarter ending March 31, 2022, permit the Consolidated Senior Lease-Adjusted Leverage Ratio as of the end of each Fiscal Quarter of Parent to be greater than the correlative amount set forth in the table below:

Each Fiscal Quarter ending closest to the calendar quarters ending	Maximum Consolidated Senior Lease-Adjusted Leverage Ratio
March 31, 2022	8.05 to 1.00
June 30, 2022	7.95 to 1.00
September 30, 2022	7.10 to 1.00
December 31, 2022	7.00 to 1.00
March 31, 2023	7.00 to 1.00
June 30, 2023 and thereafter	6.50 to 1.00

(q)    Section 8.8(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)    Consolidated Fixed Charge Coverage Ratio. Beginning with the Fiscal Quarter ending closest to the calendar quarter ending March 31, 2022, permit the Consolidated Fixed Charge Coverage Ratio as of the end of each Fiscal Quarter of Parent to be less than the correlative amount set forth in the table below:

Each Fiscal Quarter ending closest to the calendar quarters ending	Minimum Consolidated Fixed Charge Coverage Ratio
March 31, 2022	1.00 to 1.00
June 30, 2022	1.00 to 1.00
September 30, 2022	1.00 to 1.00
December 31, 2022 and thereafter	1.10 to 1.00

(r)    Section 8.8(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)    Minimum Liquidity. Permit Liquidity (on a bank balance basis and available for withdrawal as of the close of such Business Day) as of the close of business on the last Business Day of each month occurring after the Tenth Amendment Effective Date to be less than $12,500,000; provided, that in the event the Borrower has not received by January 2, 2023 at least $5,000,000 in net cash proceeds from a shelf registration and issuance of Equity Interests (not constituting Disqualified Equity Interests) by the Parent pursuant to Section 7.16, the Credit Parties shall not permit Liquidity (on a bank balance basis and available for withdrawal as of the close of such Business Day) as of January 2, 2023 to be less than $9,500,000.

(s)    Section 8.10(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)    Asset Sales, (i) the proceeds of which when aggregated with the proceeds of all other Asset Sales made within the same Fiscal Year, do not exceed $5,000,000; provided, (1) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of the applicable Credit Party (or similar governing body)), and (2) no less than seventy-five percent (75%) of such proceeds shall be paid in cash;

(t)    Section 9.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)    Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Section 7.1, Section 7.2, Section 7.5, Section 7.6, Section 7.7, Section 7.8, Section 7.9, Section 7.10, Section 7.11, Section 7.13, Section 7.15, Section 7.16 or Section 8; or

4.    Amendment Fee.    In consideration of the written consent of each of the Lenders (other than the Delayed Draw Term Loan Lenders) that have delivered a duly executed signature page to this Agreement to the Administrative Agent by 12:00 p.m. (Eastern time) on the Effective Date (or such later time as may be agreed to by the Borrowers and the Administrative Agent), the Borrowers hereby agree to pay, subject to the terms of this Section 4, to the Administrative Agent, for the account of each Lender

(other than the Delayed Draw Term Loan Lenders), a one-time fee (the “Thirteenth Amendment Fee”) in an amount equal to one hundred basis points (1.00%) of the sum of (a) the Outstanding Amount of the Term Loan as of the Effective Date plus (b) the amount of the Aggregate Revolving Commitments as of the Effective Date. The Thirteenth Amendment Fee shall be fully earned and non-refundable as of the Effective Date and shall be due and payable in immediately available funds as follows: (i) fifty percent (50%) of the Thirteenth Amendment Fee (the “Thirteenth Amendment Fee Effective Date Portion”) on the Effective Date, and (ii) fifty percent (50%) of the Thirteenth Amendment Fee on December 31, 2023 (the “Thirteenth Amendment Fee 2023 Portion”); provided, that the Thirteenth Amendment Fee 2023 Portion shall be automatically deemed cancelled and waived upon repayment in full in cash of all Obligations (other than the Incremental Deferred Interest and any contingent obligations for which a claim has not been made) on or prior to December 31, 2023.

5.    Conditions Precedent. This Agreement shall be effective on the date (the “Effective Date”) that each of the following conditions have been satisfied or waived by the Administrative Agent and each Lender, in each case as determined by the Administrative Agent and each Lender in their sole discretion:

(a)    Executed Agreement. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Lenders, and the Administrative Agent.

(b)    Organizational Documents. The Administrative Agent shall have received certified articles of incorporation or organization (or equivalent), good standing certificates (with respect to the applicable jurisdiction of incorporation or organization of each Credit Party), certified copies of bylaws, operating agreements, partnership agreements, and other Organizational Documents of the Credit Parties, customary authorizing resolutions of the appropriate governing body of each Credit Party, and customary incumbency certificates for each Credit Party; provided that to the extent that any of the foregoing (other than customary authorizing resolutions) has previously been delivered to the Administrative Agent by a Credit Party, then an Authorized Officer of such Credit Party may deliver a certificate certifying that such Credit Party has not modified its bylaws, operating agreement, partnership agreement, or other Organizational Document since the Closing Date (or such later date that such documents were delivered to the Administrative Agent).

(c)    Amendment Fee. The Administrative Agent shall have received, for the ratable benefit of the Lenders (other than the Delayed Draw Term Loan Lenders), the Thirteenth Amendment Fee Effective Date Portion.

(d)    Administrative Agent’s Fees and Expenses. The Administrative Agent shall have: (i) been paid all fees payable to the Administrative Agent required to be paid on the Effective Date pursuant to the Arrangement Fee Letter; and (ii) received reimbursement from the Borrowers for all of the Administrative Agent’s reasonable, documented, and invoiced (at least one (1) Business Day prior to the Effective Date) fees and expenses incurred in connection with this Agreement, the Credit Agreement, and the other Credit Documents (including the reasonable, documented, and invoiced fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent).

6.    Representations of Credit Parties. Each Credit Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)    Each Credit Party (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (iii) is qualified to do business and in good standing in every jurisdiction where necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing, and could not be reasonably expected to have, a Material Adverse Effect.

(b)    This Agreement has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability.

(c)    The execution, delivery, and performance by the Credit Parties of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not: (i) violate in any material respect any provision of any Applicable Laws relating to any Credit Party, any of the Organizational Documents of any Credit Party, or any order, judgment, or decree of any court or other agency of government binding on any Credit Party; or (ii) require, as a condition to the effectiveness thereof, any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for (A) those consents, approvals, notices or other actions, the failure of which to obtain or make would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect and (B) other filings, recordings or consents which have been obtained or made, as applicable.

(d)    After giving effect to this Agreement, those representations and warranties set forth in Section 6.15 of the Credit Agreement are true and correct in all respects as of the Effective Date.

(e)    The parties executing this Agreement as Guarantors include each Subsidiary of any Credit Party that is required pursuant to Section 7.13 of the Credit Agreement to become a Credit Party as of the date hereof.

7.    Release. Each Credit Party hereby releases and forever discharges the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank, each Lender, and their respective predecessors, successors, assigns, attorneys, and Related Parties (each and every of the foregoing, a “Lender Party”) from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions, and causes of action of any nature whatsoever, in each case to the extent arising in connection with any of the Credit Documents through the Effective Date, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, whether liquidated or unliquidated, whether absolute or contingent, whether foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any Lender Party.

8.    No Actions, Claims. Each Credit Party represents, warrants, acknowledges, and confirms that, as of the date hereof, it has no knowledge of any action, cause of action, claim, demand, damage, or liability of whatever kind or nature, in law or in equity, it has against any Lender Party arising from any action by such Persons, or failure of such Persons to act, under or in connection with any of the Credit Documents.

9.    Continuing Effectiveness of Agreement. Except as specifically modified herein, the terms of the Credit Documents shall remain in full force and effect. The execution, delivery, and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of the Administrative Agent, the Collateral Agent, or the Lenders under the Credit Documents, or constitute a waiver or amendment of any provision of the Credit Documents, except as expressly set forth herein. This Agreement shall constitute a Credit Document.

10.    No Third-Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns, and the obligations hereof shall be binding upon the Credit Parties. No other Person shall have or be entitled to assert rights or benefits under this Agreement, other than any non-party Lender Party with respect to Section 7 and Section 8 hereof.

11.    Entirety. This Agreement, the Credit Agreement, and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. This Agreement, the Credit Agreement, and the other Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

12.    Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original.

13.    Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The governing law, submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial provisions contained in Sections 11.13 and 11.14 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.

14.    Further Assurances. Each of the parties hereto agrees to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

15.    Miscellaneous. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, then such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Except as otherwise provided in this Agreement, if any provision contained in this Agreement conflicts with, or is inconsistent with, any provision in any Credit Document, then the provision contained in this Agreement shall govern and control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWERS:	BURGERFI INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

PLASTIC TRIPOD, INC.,
a Delaware corporation

	By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

GUARANTORS:	HOT AIR, INC.,
a Delaware corporation

	By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

ACFP MANAGEMENT, INC., a Delaware corporation

	By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

ANTHONY’S PIZZA HOLDING COMPANY, LLC, a Florida limited liability company

	By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

ANTHONY’S COAL FIRED PIZZA OF PIKE CREEK, LLC,

a Delaware limited liability company

ANTHONY’S COAL FIRED PIZZA OF WILMINGTON, LLC,

a Delaware limited liability company

ACFP/NYNJ VENTURES LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF AVENTURA, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF BOCA RATON, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF CORAL SPRINGS, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF PEMBROKE PINES, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF PALM BEACH GARDENS, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF PLANTATION, LLC,

a Florida limited liability company

ANTHONY’S SPORTS BAR AND GRILL, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF WESTON, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF STUART LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF CORAL GABLES, LLC,

a Florida limited liability company

ANTHONY’S COAL-FIRED PIZZA, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF SOUTH TAMPA, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF DORAL LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF PINECREST, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF WELLINGTON, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF MIAMI LAKES, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF KENDALL, LLC,

a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

ANTHONY’S COAL FIRED PIZZA OF NORTH TAMPA, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF CLEARWATER, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF SAND LAKE, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF BRANDON, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF ALTAMONTE SPRINGS, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF EAST BOCA LLC,

a Florida limited liability company

ACFP BOCA MGT LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF NORTH LAUDERDALE LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF NORTH MIAMI LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF MIRAMAR LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF DELRAY BEACH, LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF LITTLETON LLC,

a Massachusetts limited liability company

ANTHONY’S COAL FIRED PIZZA OF WESTWOOD LLC,

a Massachusetts limited liability company

ANTHONY’S COAL FIRED PIZZA OF READING LLC,

a Massachusetts limited liability company

ANTHONY’S COAL FIRED PIZZA OF CLIFTON, LLC,

a New Jersey limited liability company

ANTHONY’S COAL FIRED PIZZA OF EDISON LLC,

a New Jersey limited liability company

ANTHONY’S COAL FIRED PIZZA OF RAMSEY, LLC,

a New Jersey limited liability company

ANTHONY’S COAL FIRED PIZZA OF FAIR LAWN, LLC,

a New Jersey limited liability company

ANTHONY’S COAL FIRED PIZZA OF WAYNE NJ LLC,

a New Jersey limited liability company

ANTHONY’S COAL FIRED PIZZA OF LIVINGSTON LLC,

a New Jersey limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

ANTHONY’S COAL FIRED PIZZA OF MARLBORO LLC,

a New Jersey limited liability company

ANTHONY’S COAL FIRED PIZZA OF MOUNT LAUREL LLC,

a New Jersey limited liability company

ANTHONY’S COAL FIRED PIZZA OF COMMACK LLC,

a New York limited liability company

ANTHONY’S COAL FIRED PIZZA OF WHITE PLAINS, LLC,

a New York limited liability company

ANTHONY’S COAL FIRED PIZZA OF CARLE PLACE, LLC,

a New York limited liability company

ANTHONY’S COAL FIRED PIZZA OF WOODBURY, LLC,

a New York limited liability company

ANTHONY’S COAL FIRED PIZZA OF WANTAGH, LLC,

a New York limited liability company

ANTHONY’S COAL FIRED PIZZA OF BOHEMIA, LLC,

a New York limited liability company

ANTHONY’S COAL FIRED PIZZA OF FARMINGDALE LLC,

a New York limited liability company

BH SAUCE, LLC,

a Nevada limited liability company

ANTHONY’S COAL FIRED PIZZA OF HORSHAM, LLC,

a Pennsylvania limited liability company

ANTHONY’S COAL FIRED PIZZA OF WAYNE, LLC,

a Pennsylvania limited liability company

ANTHONY’S COAL-FIRED PIZZA OF MONROEVILLE, LLC,

a Pennsylvania limited liability company

ANTHONY’S COAL-FIRED PIZZA OF SETTLER’S RIDGE, LLC,

a Pennsylvania limited liability company

ANTHONY’S COAL FIRED PIZZA OF CRANBERRY, LLC,

a Pennsylvania limited liability company

ANTHONY’S COAL FIRED PIZZA OF MCMURRAY, LLC,

a Pennsylvania limited liability company

ANTHONY’S COAL FIRED PIZZA OF EXTON, LLC,

a Pennsylvania limited liability company

ANTHONY’S COAL FIRED PIZZA OF WYOMISSING, LLC,

a Pennsylvania limited liability company

ANTHONY’S COAL FIRED PIZZA OF WYNNEWOOD LLC,

a Pennsylvania limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

ANTHONY’S COAL FIRED PIZZA OF TREXLERTOWN LLC,

a Pennsylvania limited liability company

ANTHONY’S COAL FIRED PIZZA OF BLUE BELL LLC,

a Pennsylvania limited liability company

ANTHONY’S COAL FIRED PIZZA OF STONY BROOK LLC,

a New York limited liability company

ANTHONY’S COAL FIRED PIZZA OF CRANSTON LLC,

a Rhode Island limited liability company

ANTHONY’S COAL FIRED PIZZA OF NATICK LLC,

a Massachusetts limited liability company

ANTHONY’S COAL FIRED PIZZA OF WEST PALM BEACH LLC,

a Florida limited liability company

ANTHONY’S COAL FIRED PIZZA OF BETHESDA LLC,

a Maryland limited liability company

ANTHONY’S COAL FIRED PIZZA OF SPRINGFIELD LLC,

a Pennsylvania limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

BURGERFI INTERNATIONAL, LLC,

a Delaware limited liability company

BF RESTAURANT MANAGEMENT, LLC,

a Florida limited liability company

BURGERFI IP, LLC,

a Florida limited liability company

BURGERFI-DELRAY BEACH, LLC,

a Delaware limited liability company

BF CORAL SPRINGS, LLC,

a Florida limited liability company

BF CITY PLACE-WEST PALM, LLC,

a Florida limited liability company

BF JUPITER, LLC,

a Florida limited liability company

BF WEST DELRAY, LLC,

a Florida limited liability company

BF LBTS, LLC,

a Florida limited liability company

BF PHILADELPHIA, LLC,

a Florida limited liability company

BF COMMACK, LLC,

a New York limited liability company

BF JACKSONVILLE TOWN CENTER, LLC,

a Florida limited liability company

BF JACKSONVILLE RIVERSIDE, LLC,

a Florida limited liability company

BF DELRAY - LINTON, LLC,

a Florida limited liability company

BF PINES CITY CENTER, LLC,

a Florida limited liability company

BF ORLANDO – DR. PHILLIPS, LLC,

a Florida limited liability company

BF DANIA BEACH, LLC,

a Florida limited liability company

BF FORT MYERS - DANIELS, LLC,

a Florida limited liability company

BF BOCA RATON - BOCA POINTE, LLC,

a Florida limited liability company

BF BOCA RATON, LLC,

a Florida limited liability company

BF PBG, LLC,

a Florida limited liability company

BF JUPITER - INDIANTOWN, LLC,

a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

BF WELLINGTON, LLC,

a Florida limited liability company

BF NEPTUNE BEACH, LLC,

a Florida limited liability company

BF ATLANTA - PERIMETER MARKETPLACE, LLC,

a Georgia limited liability company

BF FOOD TRUCK, LLC,

a Florida limited liability company

BF ODESSA, LLC,

a Florida limited liability company

BF MIAMI BEACH - MERIDIAN, LLC,

a Florida limited liability company

BF MIRAMAR LLC,

a Florida limited liability company

BF TAMPA BAY, LLC,

a Florida limited liability company

BF TAMPA - CHANNELSIDE, LLC,

a Florida limited liability company

BF WILLIAMSBURG, LLC,

a Florida limited liability company

BF TAMPA - WESTCHASE, LLC,

a Florida limited liability company

BF HENDERSONVILLE, LLC,

a Tennessee limited liability company

BF CHARLOTTESVILLE, LLC,

a Virginia limited liability company

BF TALLAHASSEE VARSITY, LLC,

a Florida limited liability company

BURGERFI MANAGEMENT SERVICES, LLC,

a Florida limited liability company

BF COMMISSARY, LLC,

a Florida limited liability company

BGM PEMBROKE PINES, LLC,

a Florida limited liability company

BF BABCOCK, LLC,

a Florida limited liability company

BF MIAMI LAKES, LLC,

a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

BF GALLATIN AVENUE NASHVILLE, LLC, a Tennessee limited liability company BF HERMITAGE LLC, a Tennessee limited liability company BURGERFI ENTERPRISES, LLC, a Florida limited liability company

By:	/s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties end.]

ADMINISTRATIVE AGENT:	REGIONS BANK

	By:	/s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

LENDERS:	REGIONS BANK, as a Lender

	By:	/s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

CADENCE BANK, as a Lender

By:	/s/ Michael R. Moers
Name: Michael R. Moers
Title: Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Bella
Name: Andrew Bella
Title: Senior Vice President

SYNOVUS BANK, as a Lender

By:	/s/ Gregory Felix
Name: Gregory Felix
Title: Special Assets Officer, Sr.

CP7 WARMING BAG, LP, as a Lender

By:	/s/ Matthew Leeds
Name: Matthew Leeds
Title: Authorized Person